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                                                               EXHIBIT 26(e)(4)

POLICY CHANGE APPLICATION PART 1
NO UNDERWRITING REQUIRED

INDIVIDUAL LIFE INSURANCE

MINNESOTA LIFE INSURANCE COMPANY - A Securian Company
Life New Business . 400 Robert Street North . St. Paul, Minnesota 55101-2098                         [SECURIAN LOGO]

A. REQUEST INFORMATION

Policy number(s)


Insured name (last, first, middle)


Money submitted with application (make all checks               Effective date of change
payable to Minnesota Life)                                      [ ] Current date

$______________________                     [ ] Receipt given   [ ] Specific date (indicate mm/yy and reason)_______________

B. OWNER INFORMATION

Complete only if the owner is different than the insured
Owner name (last, first, middle)


Primary telephone number                              [ ] Landline
                                                      [ ] Cell

C. ADDRESS AND E-MAIL ADJUSTMENTS

[ ] Change owner home address and/or [ ] e-mail address ______________________________________________________
[ ] Change insured's home address (if different than owner) and/or [ ] e-mail address_________________________
[ ] Add/change mailing address (check one):
    [ ] Third party notification - The address listed below will receive notice of overdue premium or pending lapse.
    [ ] Billing address - All premium notices will be sent to the address below.
    [ ] Special mailing address - The address listed below will receive all correspondence for this policy. If a billing address is requested, the special mailing address will not receive a copy of the premium notice.

Name (last, first, middle)


Address


City                                                                      State          Zip

D. FACE AMOUNT ADJUSTMENTS

[ ] Change base face amount: $________________________________
    (For Adjustable Life products, the plan of insurance will be adjusted accordingly)

[ ] Cost of Living alternate exercise                 [ ] AIO/AIOW/BCA/EPA/FAIA/GIO exercise
[ ] Inflation Agreement alternate exercise            [ ] Alternate option date (if applicable):_____________

E. PLAN ADJUSTMENTS (FOR ADJUSTABLE LIFE PRODUCTS ONLY)

[ ] Change Plan Of Insurance:   [ ] Life At Age:__________   [ ] Protection To Age:__________

ICC16-59537                                                               1 of 8

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
F. PREMIUM AND BILLING INFORMATION

PREMIUM ADJUSTMENT

[ ] Change TOTAL ANNUAL planned premium amount: $__________________________________
    (For Adjustable Life products, the plan of insurance will be adjusted accordingly.)

PAYMENT METHOD

[ ] Annual                     [ ] Monthly Electronic Funds Transfer (EFT/APP) Plan Number:_________________
                                   (If new plan, submit EFT/APP Authorization)

[ ] Semi-Annual                [ ] List Bill Plan Number:_________________________
                                   (If new plan, submit List Bill form)

[ ] Quarterly                  [ ] Payroll Deduction Plan (PRD) Plan Number:__________________________

                               [ ] Premium Deposit Account (PDA)
                                   (IRS Form W-9 is required)

ADDITIONAL PREMIUM (THIS INCLUDES NON-REPEATING PREMIUMS)

    Amount $_____________   [ ] Increase face        [ ] Do not increase face

BILLABLE NON-REPEATING PREMIUM (BILLABLE NRP)

(If base premium is paid through a list bill, the NRP must also be billed through the same list bill.)

    [ ] Add billable NRP

    [ ] Remove billable NRP

    Total annual billable NRP $_____________
    (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

Payment Method
[ ] Annual                     [ ] Monthly Electronic Funds Transfer (EFT/APP) Plan Number_____________________
                                   (If new plan, submit EFT/APP Authorization)

[ ] Semi-Annual                [ ] Payroll Deduction Plan (PRD) Plan Number________________________________
                                   (IRS form W-9 is required)

[ ] Quarterly

SOURCES OF FUNDS
Indicate below how the policy(ies) will be funded. Select all that apply:

    QUALIFIED ASSETS                          NON-QUALIFIED ASSETS                 OTHER
    [ ] Non-Governmental 403(b) plan          [ ] Non-qualified annuity            [ ] Earnings

    [ ] Employer sponsored qualified          [ ] Existing insurance               [ ] Gift/Inheritance
        retirement plan (401(k) plan,
        pension plan)                         [ ] Non-qualified retirement plan    [ ] Home equity

    [ ] Governmental or non-electing          [ ] Sale of investments
        church qualified retirement plan
                                              [ ] Savings
    [ ] IRA (Including Roth IRA and
        Individual Retirement Annuities)

    [ ] Section 457 plan

    [ ] Governmental or ministers 403(b) plan

If you are partially or wholly liquidating taxable funds such as income producing funds, qualified retirement assets (including IRA's), annuities or investments, your signature on this application confirms your understanding that there may be tax consequences to doing so. You should consult your tax advisor.

ICC16-59537                                                               2 of 8

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
G. PARTIAL SURRENDERS

[ ] Partial surrender to cash: $___________________ or [ ] Max amount

[ ] Partial surrender to eliminate policy loan (dividend additions and accumulations will be surrendered first)

The death benefit amount will be reduced.

IF A CORRECT SOCIAL SECURITY OR TAX ID NUMBER IS NOT PROVIDED, THE IRS REQUIRES MINNESOTA LIFE TO WITHHOLD 10% OF ANY
TAXABLE GAIN, IRRESPECTIVE OF THE WITHHOLDING ELECTION. THIS APPLIES TO ALL PARTIAL SURRENDERS AND LOAN ELIMINATIONS
WITH A TAXABLE GAIN. COMPLETE WITHHOLDING SECTION, AND ENTER SOCIAL SECURITY NUMBER AND TAX ID NUMBER BELOW.

[ ] Yes, I elect withholding
[ ] No, I do not elect withholding

Owner's Social Security number/tax ID number

H. SYSTEMATIC DISTRIBUTIONS (FOR UNIVERSAL LIFE PRODUCTS ONLY)

[ ] Partial surrender

[ ] Partial surrender to basis then loans - select loan type for products that offer fixed interest rate loans, indexed interest rate loans and variable interest rate loans. (Defaults to fixed interest rate loan if none selected)

    [ ] Fixed loan interest rate  [ ] Indexed loan interest rate  [ ] Variable loan interest rate

Amount of distribution $_______________________    Start date of distribution ______________________

Frequency: [ ] Annually or [ ] Monthly    Distribution day: [ ] 10th or  [ ] 20th

I. OTHER ADJUSTMENTS

[ ] CHANGE DEATH BENEFIT OPTION TO (IF AVAILABLE):

    [ ] Level/cash [ ] Increasing/protection [ ] Sum of Premiums

(The increasing/protection death benefit option generally requires underwriting. If changing from level/cash death benefit option, the face amount will decrease.)

[ ] CHANGE DIVIDEND OPTION TO:

    ________________________________ (IRS Form W-9 is required for Accumulation at Interest dividend option)

AUTOMATIC PREMIUM LOAN PROVISION:   [ ] Add  [ ] Remove

J. TERM CONVERSION

TYPE:

[ ] Full conversion

[ ] Partial conversion face amount: $_______________

    [ ] Surrender balance  [ ] Retain balance

[ ] Convert term insurance into an existing policy
      Existing policy number _________________________

[ ] Convert term agreement
      Term agreement ________________________ Insured name ______________________________________

TOTAL ANNUAL PREMIUM:

[ ] Premium amount $_____________________________________

      Estimated 1035 Exchange $_____________________________________
      (Submit 1035 Exchange Agreement form)

PAYMENT METHOD:

[ ] Annual                 [ ] Monthly Electronic Funds Transfer (EFT/APP) plan number:_________________
                               (If new plan, submit EFT/APP Authorization)

[ ] Semi-Annual            [ ] List Bill plan number:____________________________
                               (If new plan, submit List Bill form)

[ ] Quarterly              [ ] Payroll Deduction Plan (PRD) plan number:______________________________

                           [ ] Premium Deposit Account (PDA) (IRS form W-9 is required for Premium Deposit Account)

ICC16-59537                                                               3 of 8

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
J. TERM CONVERSION (CONTINUED)

SOURCE OF FUNDS

Indicate below how the policy(ies) will be funded. Select all that apply:

    QUALIFIED ASSETS                          NON-QUALIFIED ASSETS                 OTHER
    [ ] Non-Governmental 403(b) plan          [ ] Non-qualified annuity            [ ] Earnings

    [ ] Employer sponsored qualified          [ ] Existing insurance               [ ] Gift/Inheritance
        retirement plan (401(k) plan,
        pension plan)                         [ ] Non-qualified retirement plan    [ ] Home equity

    [ ] Governmental or non-electing          [ ] Sale of investments
        church qualified retirement plan
                                              [ ] Savings
    [ ] IRA (Including Roth IRA and
        Individual Retirement Annuities)

    [ ] Section 457 plan

    [ ] Governmental or ministers 403(b) plan


If you are partially or wholly liquidating taxable funds such as income producing funds, qualified retirement assets
(including IRA's), annuities or investments, your signature on this application confirms your understanding that there may be tax consequences to doing so. You should consult your tax advisor.

CONVERSION AND/OR PREMIUM CREDITS:

[ ] Apply as premium  [ ] Apply as additional premium  [ ] Refund

PRODUCT:

[ ] Accumulator Universal Life                   [ ] Omega Builder Indexed Universal Life

[ ] Accumulator Variable Universal Life          [ ] Secure Accumulator Whole Life

[ ] Eclipse Indexed Universal Life               [ ] Secure Protector Whole Life

[ ] Eclipse Protector Indexed Universal Life     [ ] Variable Universal Life Defender

[ ] ML Premier Variable Universal Life           [ ] Other___________________________________________

DEATH BENEFIT QUALIFICATION TEST: (FOR UNIVERSAL LIFE PRODUCTS ONLY. IF NONE SELECTED, THE DEFAULT IS GPT.)
[ ] Guideline Premium Test (GPT)  [ ] Cash Value Accumulation Test (CVAT)

DEATH BENEFIT OPTION: (IF NONE SELECTED, THE DEFAULT IS LEVEL)
[ ] Level  [ ] Increasing  [ ] Sum of Premiums

[ ] CHANGE DIVIDEND OPTION TO _______________________________________
    (FOR WHOLE LIFE, THE DEFAULT DIVIDED OPTION IS PAID-UP ADDITIONS IF NONE SELECTED)

Is this policy being funded via a premium financing loan or with funds borrowed, advanced or paid from another person or entity? [ ] Yes [ ] No (If yes, submit the Premium Financing Advisor Attestation and Premium Financing Client Disclosure forms.)

[ ] TRANSFER ALL AGREEMENTS TO THE NEW POLICY
    (If any agreements will be added or removed to the new policy, complete section K)

AUTOMATIC PREMIUM LOAN (APL) Provision is automatically added at conversion, if available for the product, unless indicated here: [ ] Omit Automatic Premium Loan Provision

INDEXED LOAN AGREEMENT is automatically added at conversion, if available for the product, unless indicated here:
[ ] Omit Indexed Loan Agreement

LIFE INSURANCE ILLUSTRATION (REQUIRED WHEN CONVERTING TO NON-VARIABLE LIFE INSURANCE PRODUCTS EXCLUDING TERM)

A life insurance illustration is a projection intended to demonstrate the impact of premium payments and policy charges on the accumulation value and death benefit under a set of assumptions.

IF A SIGNED ILLUSTRATION IS NOT SUBMITTED WITH THIS APPLICATION, CHECK THE APPROPRIATE BOX INDICATING THE REASON BELOW:

[ ] An illustration was presented to me during the sales process, however, it is not being submitted because the policy I am applying for is different than what was illustrated.

[ ] An illustration was not presented to me during the sales process.

By signing the application and checking a box above, both the representative and owner certify that i) no illustration is submitted with the application for the reason indicated above, ii) that a signed illustration will be obtained at the time the policy is delivered to the owner and iii) that the signed illustration will be returned to Minnesota Life after the policy is delivered.

ICC16-59537                                                               4 of 8

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K. ADDITIONAL AGREEMENTS

SELECT ONLY THOSE AGREEMENTS AVAILABLE ON THE PRODUCTS APPLIED FOR.

[ ] MAINTAIN Current Annual Premium                                           CHANGE     NEW
[ ] CHANGE Current Annual Premium Accordingly            ADD       REMOVE     AMOUNT    AMOUNT
----------------------------------------------------- ---------  ----------  --------  --------
Accelerated Death Benefit/Accelerated Death Benefit
for Terminal Illness Agreement                           [ ]        [ ]
(For whole life and term, submit Outline of Coverage
Accelerated Benefit Agreement form. For universal
life, submit Outline of Coverage Accelerated Death
Benefit for Terminal Illness Agreement form)
Accelerated Death Benefit for Chronic Illness
Agreement                                                           [ ]         [ ]
(Submit Outline of Coverage Accelerated Death
Benefits for Chronic Illness Agreement and Chronic
Illness Supplemental Application
Accidental Death Benefit Agreement                                  [ ]
Additional Insurance Agreement                                      [ ]
Adjustable Survivorship Life Agreement                              [ ]         [ ]    $_________
Benefit Distribution Agreement                                      [ ]
Business Continuation Agreement                                     [ ]         [ ]
(Complete Business Continuation Agreement Covered Individuals)
Children's Term or Family Term Children's Agreement                 [ ]         [ ]    $_________
(Amount can only be decreased)
Chronic Illness Conversion Agreement                                [ ]
(Submit Chronic Illness Supplemental Application)
Cost of Living Agreement                                            [ ]
Death Benefit Guarantee Agreement                                   [ ]
Death Benefit Guarantee Flex Agreement                              [ ]
Early Values Agreement*                                  [ ]
Enhanced Guaranteed Agreement                            [ ]        [ ]
Enhanced Guaranteed Choice Agreement                     [ ]        [ ]
Estate Preservation Agreement                                       [ ]
Estate Preservation Choice Agreement                                [ ]
Extended Conversion Agreement                                       [ ]
Extended Maturity Agreement                              [ ]        [ ]
Face Amount Increase Agreement                                      [ ]         [ ]    $_________
First to Die Agreement*                                             [ ]         [ ]    $_________
Flexible Term Agreement                                             [ ]         [ ]    $_________
Guaranteed Income Agreement                                         [ ]
Guaranteed Insurability Option Agreement                            [ ]
Guaranteed Insurability Option Agreement with Waiver                [ ]
Guaranteed Insurability Option for Business Agreement               [ ]         [ ]    $_________
(Amount can only be decreased)
Guaranteed Protection Waiver                                        [ ]
Indexed Loan Agreement                                   [ ]        [ ]
Inflation Agreement/Rider                                           [ ]
Interest Accumulation Agreement                                     [ ]         [ ]    _________%
Level Term Agreement                                                [ ]         [ ]    $_________
(Amount can only be decreased)
Long-Term Care Agreement                                            [ ]         [ ]    $_________
(Amount can only be decreased)
Overloan Protection Agreement                            [ ]        [ ]
Performance Death Benefit Guarantee Agreement*           [ ]        [ ]

* CAN ONLY BE ADDED WHEN CONVERTING TERM INSURANCE TO A NEW POLICY.

ICC16-59537                                                               5 of 8

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K. ADDITIONAL AGREEMENTS (CONTINUED)

SELECT ONLY THOSE AGREEMENTS AVAILABLE ON THE PRODUCTS APPLIED FOR.

[ ] MAINTAIN Current Annual Premium                                           CHANGE      NEW
[ ] CHANGE Current Annual Premium Accordingly            ADD       REMOVE     AMOUNT     AMOUNT
----------------------------------------------------- ---------  ----------  --------  ----------
Policy Enhancement Agreement                                        [ ]         [ ]    _________%
(Indicate a whole number from 3 to 10%)
Policy Split Agreement                                              [ ]
(Amount can only be decreased)
Premium Deposit Account Agreement                        [ ]        [ ]
(Submit Premium Deposit Account Information
form & IRS Form W-9)
Single Life Term Agreement                                          [ ]         [ ]    $_________
Single Premium Paid-Up Additional                        [ ]        [ ]
Insurance Agreement
Surrender Value Enhancement Agreement                               [ ]
Term Insurance Agreement                                            [ ]
Waiver of Charges Agreement                                         [ ]
Waiver of Premium Agreement                                         [ ]
Other:_________________________________________________________________________

* CAN ONLY BE ADDED WHEN CONVERTING TERM INSURANCE TO A NEW POLICY.

L. IN FORCE, PENDING AND REPLACEMENT

Submit the appropriate replacement forms (may be needed even if no replacement is indicated; not needed if only replacing group coverage except in MI and WA).

Excluding this policy, does the proposed insured have any life    [ ] Yes [ ] No
insurance or annuities in force or pending? (This includes life insurance sold or assigned, or that is in the process of being sold or assigned.) If yes, provide details in the chart below.

Excluding this policy, has there been, or will there be,          [ ] Yes [ ] No
replacement of any existing life insurance or annuities as a result of this application? (Replacement includes a lapse, surrender, 1035 Exchange, loan, withdrawal, or other change to any existing life insurance or annuity.) If yes, provide details in the chart below.

Please indicate all life insurance or annuities currently in force, pending or that have been in force within the last 12 months and identify below if any of this coverage will be replaced. Replacement forms may be required.


                              Year                                                               Will it be
Full Company Name   Amount   Issued   Product Type       The Policy is             Type          Replaced?
-----------------   ------   ------   ------------   ---------------------   ----------------   -----------
                                      [ ] Annuity    [ ] In Force            [ ] Individual       [ ] Yes
                                                     [ ] Pending             [ ] Group
                                      [ ] Life       [ ] Pending w/          [ ] Personal         [ ] No
                                                         money submitted     [ ] Business
                                      [ ] Annuity    [ ] In Force            [ ] Individual       [ ] Yes
                                                     [ ] Pending             [ ] Group
                                      [ ] Life       [ ] Pending w/          [ ] Personal         [ ] No
                                                         money submitted     [ ] Business
                                      [ ] Annuity    [ ] In Force            [ ] Individual       [ ] Yes
                                                     [ ] Pending             [ ] Group
                                      [ ] Life       [ ] Pending w/          [ ] Personal         [ ] No
                                                         money submitted     [ ] Business
                                      [ ] Annuity    [ ] In Force            [ ] Individual       [ ] Yes
                                                     [ ] Pending             [ ] Group
                                      [ ] Life       [ ] Pending w/          [ ] Personal         [ ] No
                                                         money submitted     [ ] Business
                                      [ ] Annuity    [ ] In Force            [ ] Individual       [ ] Yes
                                                     [ ] Pending             [ ] Group
                                      [ ] Life       [ ] Pending w/          [ ] Personal         [ ] No
                                                         money submitted     [ ] Business

ICC16-59537                                                               6 of 8

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M. SUITABILITY

1. Is this policy in accordance with the owner's insurance        [ ] Yes [ ] No
   objectives and anticipated financial needs?

2. Has the representative discussed with the owner: the need for [ ] Yes [ ] No the policy, the ability to continue to pay premiums and whether the policy is suitable for the proposed owner?

3. Will the owner and/or beneficiary, and/or any individual or    [ ] Yes [ ] No
   entity on the owner's behalf, receive any compensation, whether via the form of cash, property, an agreement to pay money in the future, or otherwise as an inducement for this policy?

4. Has the representative recommended that the owner use          [ ] Yes [ ] No
   qualified plan or IRA funds to fund this policy?

   If yes, has the representative recommended to the owner which [ ] Yes [ ] No qualified plan or IRA the premium amounts should come from?

5. Has the representative recommended that the owner modify       [ ] Yes [ ] No
   distribution payments from a pension plan, IRA or other qualified plan?

6. Has the owner been involved in any discussion about the        [ ] Yes [ ] No
   possible sale or assignment of this policy or a beneficial interest in a trust, LLC, or other entity created on the owner's behalf? If yes, provide details and a copy of the applicable entity's controlling documents.

   ______________________________________________________________

   ______________________________________________________________

7. Is this policy being funded via a premium financing loan or    [ ] Yes [ ] No
   with funds borrowed, advanced or paid from another person or entity (including a loan against your home or other assets)?
   If yes, submit the Premium Financing Advisor Attestation and
   Premium Financing Client Disclosure forms.

8. Has the proposed insured had a life expectancy report or       [ ] Yes [ ] No
   evaluation done by an outside entity or company? If yes, explain why the expectancy report was obtained.

   ______________________________________________________________

   ______________________________________________________________

9. Has the owner previously sold or assigned, or is in the        [ ] Yes [ ] No
   process of selling or assigning a life insurance policy on the proposed insured to a life settlement, viatical or secondary market provider? If yes, provide details.

   ______________________________________________________________

   ______________________________________________________________

N. ADDITIONAL REMARKS

ICC16-59537                                                               7 of 8

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O. AGREEMENTS

AGREEMENTS: I have read, or had read to me the statements and answers recorded on my application. They are given to obtain this insurance and are, to the best of my knowledge and belief, true, complete, and correctly recorded. I will notify the company of any changes in the statements or answers given in the application between the time of application and delivery of the policy. I agree that they will become part of this application and any policy issued on it. The insurance applied for will not take effect until the policy is issued and delivered and any necessary initial premium is paid while the answers to the best of my knowledge and belief as stated in this application remain true and accurate.

VARIABLE LIFE: I UNDERSTAND THAT THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT (OR BOTH) OF THE POLICY APPLIED FOR MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RESULTS OF THE SUB-ACCOUNTS OF THE SEPARATE ACCOUNT. I UNDERSTAND THAT THE ACTUAL CASH VALUE OF THE POLICY APPLIED FOR IS NOT GUARANTEED AND INCREASES AND DECREASES DEPENDING ON THE INVESTMENT RESULTS. THERE IS NO MINIMUM ACTUAL CASH VALUE FOR THE POLICY VALUES INVESTED IN THESE SUB-ACCOUNTS.

FRAUD WARNING: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.


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[ ] Change Service Representative (Print name/code             Representative name                      Firm/rep code
    only if policy is being reassigned)
-----------------------------------------------------------------------------------------------------------------------------------
Owner signature (give title if signed on behalf of a business)                    Date        City                        State
X
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Owner signature (give title if signed on behalf of a business)                    Date        City                        State
X
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Assignee signature (give title if signed on behalf of a business)                 Date        City                        State
X
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Irrevocable beneficiary signature (give title if signed on behalf of a business)  Date        City                        State
X
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Parent/conservator/guardian signature (juvenile applications)                     Date        City                        State
X
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I believe that the information provided by this applicant is true and accurate. I certify I have accurately recorded all information given by the owner(s).

IS REPLACEMENT OF EXISTING LIFE INSURANCE OR ANNUITY INVOLVED IN THE APPLICATION?   [ ] Yes [ ] No
-----------------------------------------------------------------------------------------------------------------------------------
Licensed representative signature                                                 Licensed representative name (please print)
X
-----------------------------------------------------------------------------------------------------------------------------------
Firm/rep code                                                                     Date

-----------------------------------------------------------------------------------------------------------------------------------

ICC16-59537                                                               8 of 8